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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2000


                         VPN COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




        NEVADA                       33-19345-LA               33-0943718
-------------------             ---------------------  -------------------------
(State or other jurisdiction of (Commission File No.)      (I.R.S. Employer
incorporation or organization)                            Identification No.)




          3200 BRISTOL STREET, SUITE 725, COSTA MESA, CALIFORNIA 92626
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (714) 540-4444



                                    N/A
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS.

          On June 14, 2000, the Company elected to change its fiscal year from December 31st to September 30th. The change was made in order to have the Company's fiscal year coincide with that of its wholly-owned subsidiary, VPNCOM.NET Corporation.

Item 7. FINANCIAL STATEMENTS OR EXHIBITS.

          a. FINANCIAL STATEMENTS.

               None.

          b. EXHIBITS.


               None.


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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

DATE:   JUNE 16, 2000               VPN COMMUNICATIONS CORPORATION


                                            /s/ E. G. MARCHI
                                            ---------------------------
                                            E. G. Marchi, President